Exhibit 10.35
SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN
DOCUMENTS
Dated as of May 1, 2020
among
MANDALAY PROPCO, LLC and MGM GRAND PROPCO, LLC,
collectively, as Borrower
and
CITI REAL ESTATE FUNDING INC.,
BARCLAYS CAPITAL REAL ESTATE INC.,
DEUTSCHE BANK AG, NEW YORK BRANCH and
SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION,
collectively, as Lender

SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
THIS SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of May 1, 2020 (this “Amendment”), is by and among CITI REAL ESTATE FUNDING INC., a New York corporation, having an address at 388-390 Greenwich Street, Tower Floor 8, New York, New York 10013 (together with its successors and/or assigns, “Citi”), BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, having an address at 745 Seventh Avenue, New York, New York 10019 (together with its successors and/or assigns, “Barclays”), DEUTSCHE BANK AG, NEW YORK BRANCH, a branch of Deutsche Bank AG, a German Bank, authorized by the New York Department of Financial Services, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors, assigns and/or alternate branches, “DB”), SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION, having an address at 245 Park Avenue, New York, New York 10167 (together with its successors and/or assigns, “SocGen” and, collectively with Citi, Barclays, DB and each of their respective successors and/or assigns, collectively, “Lender”), CITI REAL ESTATE FUNDING INC., having an address at 388-390 Greenwich Street, Tower Floor 8, New York, New York 10013, as agent for Lender (in such capacity, together with its successors and/or assigns, “Administrative Agent”) and MANDALAY PROPCO, LLC, a Delaware limited liability company (“Mandalay Bay Borrower”) and MGM GRAND PROPCO, LLC, a Delaware limited liability company (“MGM Grand Borrower”), each having its principal place of business at 1980 Festival Plaza Drive, Suite 750, Las Vegas, NV 89135 (each an “Individual Borrower” and collectively and/or individually, as the context may require, “Borrower”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Lender has made a loan in the outstanding principal amount of Three Billion Dollars ($3,000,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of February 14, 2020, by and among Borrower, Lender and Administrative Agent (the “Initial Loan Agreement”);
WHEREAS, on March 30, 2020, Borrower, Lender and Administrative Agent entered into that certain First Amendment to Loan Agreement and Other Loan Documents (the “First Amendment”; together with the Initial Loan Agreement, the “Original Loan Agreement”); and
WHEREAS, Borrower and Lender now desire to further amend the Original Loan Agreement (the Original Loan Agreement, as further amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.
NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

AGREEMENT:
Section I.Modification to Original Loan Agreement.
(i)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Adjusted Interest Rate” in its entirety to read as follows:
““Adjusted Interest Rate” shall mean, with respect to each Note, a rate per annum equal to from and including the first day of the Interest Period commencing on the day after the Anticipated Repayment Date through and including the last day of the Interest Period relating to the Maturity Date, the sum of (i) two hundred basis points (2.00%) plus (ii) the greater of (A) the sum of (I) the ARD Treasury Note Rate in effect as of 1:00 p.m., New York City time, on the Anticipated Repayment Date (or, if such day is not a Business Day, the first Business Day immediately preceding the Anticipated Repayment Date), as determined by Lender plus (II) (x) with respect to Note A, 1.77%, (y) with respect to Note B, 1.77%, or (z) with respect to Note C, 1.77%, and (B) the applicable Initial Interest Rate for such Note.”
(ii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Closing Date Debt Service Coverage Ratio” in its entirety to read as follows:
““Closing Date Debt Service Coverage Ratio” shall mean 4.81x.”
(iii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Initial Interest Rate” in its entirety to read as follows:
““Initial Interest Rate” shall mean, (a) for the period commencing on (and including) the Closing Date and ending on (and including) March 29, 2020, with respect to each Note (as defined in the Original Loan Agreement), 3.308%, (b) for the period commencing on (and including) March 30, 2020 and ending on (and including) May 5, 2020, with respect to each Note (as defined in the Original Loan Agreement), 3.438%; and (c) for the period commencing on (and including) May 6, 2020 and thereafter, (i) with respect to each Note A, the Note A Interest Rate, (ii) with respect to each Note B, the Note B Interest Rate, and (iii) with respect to each Note C, the Note C Interest Rate.”
(iv)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note” in its entirety to read as follows:
““Note” shall mean, collectively, Note A, Note B and Note C.”
(v)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A” in its entirety to read as follows:
““Note A” shall mean, collectively, Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, as each of the foregoing may be further amended, restated, split, supplemented, modified, combined or replaced.”

(vi)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A Interest Rate” in its entirety to read as follows:
““Note A Interest Rate” means, with respect to each Note A, a rate equal to 3.558% per annum (or, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate).”
(vii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-1” in its entirety to read as follows:
““Note A-1” shall mean that certain Replacement, Amended and Restated Promissory Note A-1, dated as of May 1, 2020, in the principal amount of TWO HUNDRED SIXTY EIGHT THOUSAND FIFTY FIVE AND 60/100 DOLLARS ($268,055.60), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(viii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-2” in its entirety to read as follows:
““Note A-2” shall mean that certain Replacement, Amended and Restated Promissory Note A-2, dated as of May 1, 2020, in the principal amount of ONE HUNDRED THIRTY FOUR THOUSAND TWENTY SEVEN AND 80/100 DOLLARS ($134,027.80), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(ix)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-3” in its entirety to read as follows:
““Note A-3” shall mean that certain Replacement, Amended and Restated Promissory Note A-3, dated as of May 1, 2020, in the principal amount of ONE HUNDRED THIRTY FOUR THOUSAND TWENTY SEVEN AND 80/100 DOLLARS ($134,027.80), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(x)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-4” in its entirety to read as follows:
““Note A-4” shall mean that certain Replacement, Amended and Restated Promissory Note A-4, dated as of May 1, 2020, in the principal amount of ONE HUNDRED THIRTY FOUR THOUSAND TWENTY SEVEN AND 80/100 DOLLARS ($134,027.80), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”

(xi)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-5”:
““Note A-5” shall mean that certain Replacement, Amended and Restated Promissory Note A-5, dated as of May 1, 2020, in the principal amount of SIX HUNDRED FIFTY THREE MILLION FOUR HUNDRED ELEVEN THOUSAND NINE HUNDRED FORTY FOUR AND 40/100 DOLLARS ($653,411,944.40), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-6”:
““Note A-6” shall mean that certain Replacement, Amended and Restated Promissory Note A-6, dated as of May 1, 2020, in the principal amount of THREE HUNDRED TWENTY SIX MILLION SEVEN HUNDRED FIVE THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($326,705,972.20), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xiii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-7”:
““Note A-7” shall mean that certain Replacement, Amended and Restated Promissory Note A-7, dated as of May 1, 2020, in the principal amount of THREE HUNDRED TWENTY SIX MILLION SEVEN HUNDRED FIVE THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($326,705,972.20), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xiv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-8”:
““Note A-8” shall mean that certain Replacement, Amended and Restated Promissory Note A-8, dated as of May 1, 2020, in the principal amount of THREE HUNDRED TWENTY SIX MILLION SEVEN HUNDRED FIVE THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($326,705,972.20), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xv)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B” in its entirety to read as follows:

““Note B” shall mean, collectively, Note B-1, Note B-2, Note B-3, Note B-4, Note B-5, Note B-6, Note B-7 and Note B-8, as each of the foregoing may be further amended, restated, split, supplemented, modified, combined or replaced.”
(xvi)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B Interest Rate” in its entirety to read as follows:
““Note B Interest Rate” means, with respect to each Note B, a rate equal to 3.558% per annum (or, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate).”
(xvii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B-1” in its entirety to read as follows:
““Note B-1” shall mean that certain Replacement, Amended and Restated Promissory Note B-1, dated as of May 1, 2020, in the principal amount of ONE HUNDRED THIRTY ONE THOUSAND NINE HUNDRED FORTY FOUR AND 40/100 DOLLARS ($131,944.40), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xviii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B-2” in its entirety to read as follows:
““Note B-2” shall mean that certain Replacement, Amended and Restated Promissory Note B-2, dated as of May 1, 2020, in the principal amount of SIXTY FIVE THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($65,972.20), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xix)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B-3” in its entirety to read as follows:
““Note B-3” shall mean that certain Replacement, Amended and Restated Promissory Note B-3, dated as of May 1, 2020, in the principal amount of SIXTY FIVE THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($65,972.20), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xx)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B-4” in its entirety to read as follows:
““Note B-4” shall mean that certain Replacement, Amended and Restated Promissory Note B-4, dated as of May 1, 2020, in the principal amount of SIXTY FIVE

THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($65,972.20), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxi)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-5”:
““Note B-5” shall mean that certain Replacement, Amended and Restated Promissory Note B-5, dated as of May 1, 2020, in the principal amount of THREE HUNDRED TWENTY ONE MILLION SIX HUNDRED TWENTY EIGHT THOUSAND FIFTY FIVE AND 60/100 DOLLARS ($321,628,055.60), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-6”:
““Note B-6” shall mean that certain Replacement, Amended and Restated Promissory Note B-6, dated as of May 1, 2020, in the principal amount of ONE HUNDRED SIXTY MILLION EIGHT HUNDRED FOURTEEN THOUSAND TWENTY SEVEN AND 80/100 DOLLARS ($160,814,027.80), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxiii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B- 7”:
““Note B-7” shall mean that certain Replacement, Amended and Restated Promissory Note B-7, dated as of May 1, 2020, in the principal amount of ONE HUNDRED SIXTY MILLION EIGHT HUNDRED FOURTEEN THOUSAND TWENTY SEVEN AND 80/100 DOLLARS ($160,814,027.80), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxiv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-8”:
““Note B-8” shall mean that certain Replacement, Amended and Restated Promissory Note B-8, dated as of May 1, 2020, in the principal amount of ONE HUNDRED SIXTY MILLION EIGHT HUNDRED FOURTEEN THOUSAND TWENTY SEVEN AND 80/100 DOLLARS ($160,814,027.80), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”

(xxv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C”:
““Note C” shall mean, collectively, Note C-1, Note C-2, Note C-3 and Note C-4, as each of the foregoing may be amended, restated, split, supplemented, modified, combined or replaced.”
(xxvi)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C Defeased Note”:
““Note C Defeased Note” shall have the meaning set forth in Section 2.8.1(a)(xii) hereof.”
(xxvii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C Interest Rate”:
““Note C Interest Rate “means, with respect to each Note C, a rate equal to 3.558% per annum (or, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate).”
(xxviii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C Undefeased Note”:
““Note C Undefeased Note” shall have the meaning set forth in Section 2.8.1(a)(xii) hereof.”
(xxix)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C-1”:
““Note C-1” shall mean that certain Replacement, Amended and Restated Promissory Note C-1, dated as of May 1, 2020, in the principal amount of TWO HUNDRED TWENTY FOUR MILLION FIVE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($224,560,000.00), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxx)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C- 2”:
““Note C-2” shall mean that certain Replacement, Amended and Restated Promissory Note C-2, dated as of May 1, 2020, in the principal amount of ONE HUNDRED TWELVE MILLION TWO HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($112,280,000.00), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(xxxi)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C-3”:
““Note C-3” shall mean that certain Replacement, Amended and Restated Promissory Note C-3, dated as of May 1, 2020, in the principal amount of ONE HUNDRED TWELVE MILLION TWO HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($112,280,000.00), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note C-4”:
““Note C-4” shall mean that certain Replacement, Amended and Restated Promissory Note C-4, dated as of May 1, 2020, in the principal amount of ONE HUNDRED TWELVE MILLION TWO HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($112,280,000.00), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxiii)Section 2.4.4 of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:
“2.4.4 Application of Interest and Principal to the Notes. Provided no Event of Default has occurred and is continuing, (A) payments of interest on the Loan shall be applied by Lender on a pro-rata basis among Note A, Note B and Note C and such payments of interest shall be applied (i) with respect to Note A, on a pro rata and pari passu basis among each of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, (ii) with respect to Note B, on a pro rata and pari passu basis among each of Note B-1, Note B-2, Note B-3, Note B-4, Note B- 5, Note B-6, Note B-7 and Note B-8, and (iii) with respect to Note C, on a pro rata and pari passu basis among each of Note C-1, Note C-2, Note C-3 and Note C-4 and (B) payments of principal shall be applied (i) first, to the reduction of the outstanding principal balance of each Note (other than any Accrued and Deferred Principal) comprising Note A, on a pro rata and pari passu basis, until the principal amount of each Note comprising Note A (other than any Accrued and Deferred Principal associated with such Notes comprising Note A) is reduced to zero, (ii) second, to the reduction of the outstanding principal balance of each Note (other than any Accrued and Deferred Principal) comprising Note B, on a pro rata and pari passu basis, until the principal amount of each Note comprising Note B (other than any Accrued and Deferred Principal associated with such Notes comprising Note B) is reduced to zero, (iii) third, to the reduction of the outstanding principal balance of each Note (other than any Accrued and Deferred Principal) comprising Note C, on a pro rata and pari passu basis, until the principal amount of each Note comprising Note C (other than any Accrued and Deferred Principal associated with such Notes comprising Note C) is reduced to zero, (iv) fourth, to the reduction of the Accrued and Deferred Principal of each Note comprising Note A, on a pro rata and pari passu basis, until the Accrued and Deferred Principal amount of each Note comprising Note A is reduced to zero, (v) fifth, to the reduction of the Accrued and Deferred Principal of each Note comprising Note B, on a pro rata and pari passu basis, until the Accrued and Deferred Principal amount of each Note comprising Note B is reduced to zero and (vi) sixth, to the reduction of the Accrued and Deferred Principal of each Note comprising Note C, on a pro rata and pari passu basis, until the Accrued and Deferred Principal amount of each Note comprising Note C is reduced to zero. Notwithstanding anything herein to the contrary, during the continuance of any Event of Default, any payment of interest and/or principal from whatever source may be applied by Lender among the Notes in Lender’s sole discretion.”
(xxxiv)Section 2.8.1(a)(xii) of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(xii) In connection with a Partial Defeasance Event, the Notes shall be defeased sequentially relative to each Note in accordance with Section 2.4.4 hereof (as if such Partial Defeasance Event is a prepayment hereunder). Subject to the preceding sentence, Lender shall prepare and Borrower shall execute all necessary documents to modify this Agreement and to amend and restate (A) each Note A and issue two substitute notes for each Note A, one note having a principal balance equal to the pro rata portion of the Release Amount (or, in the event of a Third Party Waived DSCR Release, the Third Party Waived DSCR Release Price) (or, in each instance, applicable portion thereof) for the applicable Release Property relative to the principal amount of such Note A (each, “Note A Defeased Note”), and the other note having a principal balance equal to the excess of (1) the principal amount of such Note A existing immediately prior to the applicable Partial Defeasance Event, over (2) the amount of the related Note A Defeased Note (each, a “Note A Undefeased Note”), (B) each Note B and issue two substitute notes for each Note B, one note having a principal balance equal to the pro rata portion of the Release Amount (or, in the event of a Third Party Waived DSCR Release, the Third Party Waived DSCR Release Price) (or, in each instance, applicable portion thereof) for the applicable Release Property relative to the principal amount of such Note B (each, a “Note B Defeased Note”) and the other note having a principal balance equal to the excess of (1) the principal amount of such Note B existing immediately prior to the applicable Partial Defeasance Event, over (2) the amount of the related Note B Defeased Note (each, a “Note B Undefeased Note”) and (C) each Note C and issue two substitute notes for each Note C, one note having a principal balance equal to the pro rata portion of the Release Amount (or, in the event of a Third Party Waived DSCR Release, the Third Party Waived DSCR Release Price) (or, in each instance, applicable portion thereof) for the applicable Release Property relative to the principal amount of such Note C (each, a “Note C Defeased Note” and together with the Note A Defeased Note and Note B Defeased Note, individually and/or collectively, as the context may require, the “Defeased Note”), and the other note having a principal balance equal to the excess of (1) the principal amount of such Note C existing immediately prior to the applicable Partial Defeasance Event, over (2) the amount of the related Note C Defeased Note (each, a “Note C Undefeased Note”, and together with the Note A Undefeased Note and the Note B Undefeased Note, individually and/or collectively, as the context may require, the “Undefeased Note”). Each Defeased Note and the related Undefeased Note shall have identical terms as the applicable original Note except for the principal balance. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, the Defeased Note and the Undefeased Note shall not be cross-defaulted or cross-collateralized unless the Rating Agencies or Lender shall require otherwise. A Defeased Note may not be the subject of any further defeasance; and”
(xxxv)Section 5.1.15(a) of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:
“5.1.15 Estoppel Statement. (a) After written request by Lender, Borrower shall within ten (10) Business Days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the Interest Rate of the Loan (including Note A, Note B and Note C), (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, claimed by Borrower, and (vi) that the Note, this Agreement, each Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification; provided, however, that so long as no Event of Default has occurred and is continuing, Borrower shall not be required to provide such statement more than one (1) time in any calendar year.”
(xxxvi)Section 7.5.2(a) of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Prior to the Anticipated Repayment Date and during a DSCR Trigger Period, so long as (x) no Event of Default has occurred and is continuing and (y) no OpCo Trigger Event has occurred and is continuing, upon written request of Borrower, Lender shall disburse within three (3) Business Days of Borrower’s request and no more frequently than bimonthly, Excess Cash Flow Reserve Funds for:
(1) for so long as the Property is subject to the MGM/Mandalay Lease, without duplication of any amounts disbursed pursuant to subclause (a)(2), below, (i) Debt Service and/or Mezzanine Loan Debt Service, (ii) voluntary prepayment of the (A) Loan in accordance with Section 2.4.1, Section 2.5.1 or Section 6.4(c) hereof (including payment of any costs incurred with a Defeasance Event and/or the Yield Maintenance Premium) or (B) Mezzanine Loan in accordance with Section 2.4.1, Section 2.5.1 or Section 6.4(c) thereof (including payment of any costs incurred with a Defeasance Event and/or the Yield Maintenance Premium) (provided such prepayment is made pro rata between the Loan and the Mezzanine Loan), (iii) principal prepayments of the Loan in the amount necessary to achieve a DSCR Cure (which shall be applied to Note A, Note B and Note C in accordance with Section 2.4.4 hereof), (iv) costs associated with the MGM/Mandalay Lease, (v) any fees and costs payable by Borrower, including to Lender, subject to and in compliance with the Loan Documents, including, without limitation costs to extend any PLL Policy or renew, extend or purchase a Letter of Credit, (vi) legal, audit, tax and accounting (including actual costs incurred by MGP OP or BREIT OP (directly or indirectly) and its service providers for back-office accounting and for costs associated with any Individual Property or Borrower); provided that Excess Cash Flow shall not be used for expenses in connection with (A) the enforcement of any Borrower’s rights under the Loan Documents, as applicable or (B) any defense of any enforcement by Lender of its rights under the Loan Documents, (vii) Permitted REIT Distributions and (viii) such other items as reasonably approved by Lender; or
(2) for so long as the Property is not subject to the MGM/Mandalay Lease, without duplication of any amounts disbursed pursuant to subclause (a)(i), above, (i) payment of any Operating Expenses (including management fees, franchise fees and other fees, charges or costs, payable to Casino Operator under the Casino Management Agreement, Manager under the Management Agreement or Franchisor/Licensor under the Franchise/License Agreement), (ii) emergency repairs and/or life safety issues (including any Capital Expenditures) at the applicable Individual Property which Lender will endeavor to fund within one (1) Business Day of Borrower’s request therefor, (iii) Capital Expenditures, Replacements, PIP Work and Brand Mandated Work (iv) Hotel Taxes and Custodial Funds, (v) costs incurred in connection with the purchase of any FF&E, (vi) intentionally omitted, (vii) voluntary prepayment of the (A) Loan in accordance with Section 2.4.1, Section 2.5.1 or Section 6.4(c) hereof (including payment of any costs incurred with a Defeasance Event and/or the Yield Maintenance Premium) or (B) Mezzanine Loan in accordance with Section 2.4.1, Section 2.5.1 or Section 6.4(c) thereof (including payment of any costs incurred with a Defeasance Event and/or the Yield Maintenance Premium) (provided such prepayment is made pro rata between the Loan and the Mezzanine Loan), (viii) legal, audit, tax and accounting (including actual costs incurred by MGP OP or BREIT OP (directly or indirectly) and its service providers for back-office accounting and for costs associated with the applicable Individual Property or Borrower); provided that Excess Cash Flow shall not be used for expenses in connection with (A) the enforcement of Borrower’s rights under the Loan Documents, as applicable or (B) any defense of any enforcement by Lender of its rights under the Loan Documents, (ix) costs incurred in connection with the renewal, extension or purchase of a Letter of Credit, (x) costs of Restoration in excess of available Net Proceeds, (xi) Debt Service and/or Mezzanine Loan Debt Service, (xii) any fees and costs payable by Borrower, including to Lender, subject to and in compliance with the Loan Documents, including, without limitation costs to extend any PLL Policy, (xiii) costs associated with the MGM/Mandalay Lease, existing Leases or any new Leases entered into pursuant to the terms of this Agreement, including costs related to tenant improvement allowances, leasing commissions, Tenant related Capital Expenditures, tenant inducement payments and relocation costs, vacant space preparation costs and marketing costs with respect to potential leasing at any Individual Property, (xiv) principal prepayments of the Loan or Mezzanine Loan in the amount necessary to achieve a DSCR Cure (which, with respect to the Loan, shall be applied to Note A, Note B and Note C in accordance with Section 2.4.4 hereof), (xv) Approved Alterations, (xvi) payment of shortfalls in the required deposits into the Reserve Accounts (in each case, to the extent required in this Agreement and/or the Cash

Management Agreement), (xvii) Permitted REIT Distributions and (xviii) such other items as reasonably approved by Lender.
Provided no Event of Default has occurred and is continuing, on each Payment Date occurring after the Anticipated Repayment Date, all funds in the Excess Cash Flow Reserve Account shall be applied by Lender (x) first, toward the Additional Interest Amount in accordance with Section 2.3.i(b) hereof and (y) second, to reduce the outstanding principal balance of the Loan, in each case, on a dollar-for-dollar basis in accordance with Section 2.4.4 hereof.”
(xxxvii)The sample calculation of the Debt Service Coverage Ratio as shown on Exhibit C of the Original Loan Agreement is hereby replaced in its entirety with the sample calculation of the Debt Service Coverage Ratio attached hereto as Exhibit A.
Section II.Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms Adjusted Interest Rate, Closing Date Debt Service Coverage Ratio, Initial Interest Rate, Note, Note A, Note A Interest Rate, Note A-1, Note A-2, Note A-3, Note A-4, Note B, Note B Interest Rate, Note B-1, Note B-2, Note B-3 and Note B-4, which defined terms have been modified pursuant to this Amendment shall be deemed to be a reference to each such defined term as so modified, (ii) each reference in any of the Loan Documents to Exhibit C of the Loan Agreement, which has been modified pursuant to this Amendment, shall be deemed to be a reference to the exhibit as so modified, and (iii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Amendment.
Section III.Reaffirmation of Guaranty. In connection with this Amendment, Guarantor hereby:
(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.
(b)Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty.
(c)Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect.
(d)Hereby reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.
Section IV.Reaffirmation of Environmental Indemnity. In connection with this Amendment, Borrower hereby:

(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Borrower under the Environmental Indemnity.
(b)Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Environmental Indemnity.
(c)Acknowledges that the Environmental Indemnity and the obligations of Borrower contained in the Environmental Indemnity are continuing and in full force and effect.
(d)Hereby reaffirms the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Environmental Indemnity is for the benefit of Lender.
Section V.No Offset. Borrower hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof.
Section VI.No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower, any other Loan Party or Guarantor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.
Section VII.No Presumption Against Party Drafting Amendment. Should any provision of this Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.
Section VIII.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section IX.Ratification. Borrower and Lender hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender and Borrower thereunder shall be and remain unmodified and in full force and effect.
Section X.No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section XI.Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.
Section XII.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or in a .PDF via email shall be effective as delivery of a manually executed counterpart of this Amendment.
Section XIII.References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.
Section XIV.Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
Section XV.Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first written above.
BORROWER:
MANADALAY PROPCO, LLC,
MGM GRAND PROPCO, LLC,
each a Delaware limited liability company
By:    /s/ Qahir Madhany
    Name:    Qahir Madhany
    Title:    Authorized Signatory
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]

LENDER:
CITI REAL ESTATE FUNDING INC.
By:    /s/ Harry Kramer
    Name:    Harry Kramer
    Title:    Vice President
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]

BARCLAYS CAPITAL REAL ESTATE INC.
By:    /s/ Sabrina J. Khabie
    Name:    Sabrina J. Khabie
    Title:    Authorized Signatory
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]

DEUTSCHE BANK AG, NEW YORK
BRANCH
By:    /s/ Stephen H. Choe
    Name:    Stephen H. Choe
    Title:    Managing Director
By:    /s/ Eugene Kim
    Name:    Eugene Kim
    Title:    Director
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]

SOCIÉTÉ GÉNÉRALE FINANCIAL
CORPORATION
By:    /s/ Kevin Kelley
    Name:    Kevin Kelley
    Title:    Vice President
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]

ADMINISTRATIVE AGENT:
CITI REAL ESTATE FUNDING INC.
By:    /s/ Harry Kramer
    Name:    Harry Kramer
    Title:    Vice President
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]

The undersigned hereby acknowledges and consents to Section III of this Second Amendment to Loan Agreement and Other Loan Documents.
GUARANTOR:
BREIT OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
By:     Blackstone Real Estate Income Trust Inc.,
    a Maryland corporation, its general partner
By:    /s/ Jacob Werner
    Name:    Jacob Werner
    Title:    Authorized Person
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP, a Delaware limited partnership
By:     MGM Growth Properties OP GP LLC, a
    Delaware limited liability company, its
    general partner
By:    /s/ Andy Chien
    Name:    Andy Chien
    Title:    Chief Financial Officer and Treasurer
[Signature Page to Second Amendment to Loan Agreement and Other Loan Documents]